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                                                                    EXHIBIT 25.1

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                     -----------------------------------

                                    FORM T-1

         STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939
                 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

   Check if an Application to Determine Eligibility of a trustee Pursuant to
                              Section 305(b) ____

                         BANK OF MONTREAL TRUST COMPANY
              (EXACT NAME OF TRUSTEE AS SPECIFIED IN ITS CHARTER)

                 New York                                        13-4941093
(JURISDICTION OF INCORPORATION OR ORGANIZATION                (I.R.S. EMPLOYER
        IF NOT A U.S. NATIONAL BANK)                         IDENTIFICATION NO.)

           77 Water Street
          New York, New York                                       10005
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                         (ZIP CODE)

                               Mark F. McLaughlin
                         Bank of Montreal Trust Company
                   77 Water Street, New York, New York  10005
                                 (212) 701-7602
           (NAME, ADDRESS AND TELEPHONE NUMBER OF AGENT FOR SERVICE)

                     -----------------------------------

                        RUTHERFORD-MORAN OIL CORPORATION
              (EXACT NAME OF OBLIGOR AS SPECIFIED IN ITS CHARTER)

         Delaware                                               76-0499690
(STATE OR OTHER JURISDICTION OF                              (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                            IDENTIFICATION NUMBER)

                          5 Greenway Plaza, Suite 200
                             Houston, Texas  77046

                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                     -----------------------------------

                   10 3/4% Senior Subordinated Notes due 2004
                      (TITLE OF THE INDENTURE SECURITIES)


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ITEM 1.          GENERAL INFORMATION.

                 Furnish the following information as to the trustee:

         (a) Name and address of each examining or supervising authority to which it is subject.

                              Federal Reserve Bank of New York 33
                              Liberty Street, New York N.Y. 10045

                              State of New York Banking Department
                              2 Rector Street, New York, N.Y. 10006

         (b)     Whether it is authorized to exercise corporate trust powers.

                   The Trustee is authorized to exercise corporate trust powers.

ITEM 2.          AFFILIATIONS WITH THE OBLIGOR.

                 If the obligor is an affiliate of the trustee, describe each such affiliation.

                   The obligor is not an affiliate of the trustee.

ITEM 16.         LIST OF EXHIBITS.

         List below all exhibits filed as part of this statement of eligibility.

         1. Copy of Organization Certificate of Bank of Montreal Trust Company to transact business and exercise corporate trust powers; incorporated herein by reference as Exhibit "A" filed with Form T-1 Statement, Registration No. 33-46118.

         2. Copy of the existing By-Laws of Bank of Montreal Trust Company; incorporated herein by reference as Exhibit "B" filed with Form T-1 Statement, Registration No. 33-80928.

         3. The consent of the Trustee required by Section 321(b) of the Act; incorporated herein by reference as Exhibit "C" with Form T-1 Statement, Registration No. 33-46118.

         4. A copy of the latest report of condition of Bank of Montreal Trust Company published pursuant to law or the requirements of its supervising or examining authority, attached hereto as Exhibit "D".

                                  SIGNATURE

                 Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, Bank of Montreal Trust Company, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, and State of New York, on the 18th day of November, 1997.

                                  BANK OF MONTREAL TRUST COMPANY



                                  By:
                                     ----------------------------
                                     Amy S. Roberts
                                     Vice President
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EXHIBIT "D"
                             STATEMENT OF CONDITION
                         BANK OF MONTREAL TRUST COMPANY
                                    NEW YORK

                         ------------------------------

ASSETS

Due From Banks                                                $   594,897
                                                              -----------

Investment Securities:
       State & Municipal                                       17,099,800
       Other                                                          100
                                                              -----------
              TOTAL SECURITIES                                 17,099,900

Loans and Advances
       Federal Funds Sold                                       2,000,000
       Overdrafts                                                  17,218
                                                              -----------
              TOTAL LOANS AND ADVANCES                          2,017,218
                                                              -----------

Investment in Harris Trust, NY                                  8,036,150
Premises and Equipment                                            122,818
Other Assets    2,721,789
              -----------
                                                               10,880,757
                                                              -----------

              TOTAL ASSETS                                    $30,592,772
                                                              ===========

LIABILITIES

Trust Deposits                                                $ 6,408,362
Other Liabilities                                                 659,021
                                                              -----------
              TOTAL LIABILITIES                                 7,067,383
                                                              -----------

CAPITAL ACCOUNTS

Capital Stock, Authorized, Issued and
       Fully Paid - 10,000 Shares of $100 Each                  1,000,000
Surplus                                                         4,222,188
Retained Earnings                                              18,298,208
Equity - Municipal Gain/Loss                                        4,993
                                                              -----------
              TOTAL CAPITAL ACCOUNTS                           23,525,389
                                                              -----------

              TOTAL LIABILITIES
              AND CAPITAL ACCOUNTS                            $30,592,772
                                                              ===========


             I, Mark F. McLaughlin, Vice President, of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                              Mark F. McLaughlin
                                June 30, 1997

             We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declared that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

                                Sanjiv Tandon
                               Kevin O. Healey
                             Steven R. Rothbloom